SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

Integrated Silicon Solution, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23084	77-0199971

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2231 Lawson Lane, Santa Clara, California	95054

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 588-0800

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated April 24, 2003.

Item 9. Regulation FD Disclosure.

     The press release filed as an exhibit to this report is being furnished under Item 12 (Furnishing of Earnings Releases) as contemplated by SEC Release Nos. 33-8176 and 33-8216.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2003	INTEGRATED SILICON SOLUTION, INC.

/s/ GARY L. FISCHER Gary L. Fischer President, Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document

99.1	Press Release dated April 24, 2003.